   As filed with the Securities and Exchange Commission on November 22, 1996
                                                  Registration No. 333-_____
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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C. 20549

                                ---------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        Under
                              THE SECURITIES ACT OF 1933

                                 --------------------

                            CLAYTON WILLIAMS ENERGY, INC.
                  (Exact name of issuer as specified in its charter)

                   DELAWARE                             75-2396863
        (State or other jurisdiction of             (I.R.S. Employer
         incorporation or organization)            Identification No.)

          SIX DESTA DRIVE, SUITE 3000                      79705
                 MIDLAND, TEXAS                          (Zip Code)
    (Address of principal executive offices)

                           1993 STOCK COMPENSATION PLAN OF
                            CLAYTON WILLIAMS ENERGY, INC.
                               (Full Title of the Plan)

                                 --------------------

                               CLAYTON W. WILLIAMS, JR.
                        PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            CLAYTON WILLIAMS ENERGY, INC.
                             SIX DESTA DRIVE, SUITE 3000
                                 MIDLAND, TEXAS 79705
                                    (915) 682-6324
             (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                      COPIES TO:

                                 RICHARD T. MCMILLAN
                           COTTON, BLEDSOE, TIGHE & DAWSON
                             500 WEST ILLINOIS, SUITE 300
                                 MIDLAND, TEXAS 79701

                                 --------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 As soon as practicable after the effective date of this registration statement.

                           CALCULATION OF REGISTRATION FEE
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                                            PROPOSED   PROPOSED
                                             MAXIMUM   MAXIMUM
                                 AMOUNT     OFFERING   AGGREGATE    AMOUNT OF
     TITLE OF SECURITIES         TO BE      PRICE PER  OFFERING   REGISTRATION
       TO BE REGISTERED         REGISTERED  UNIT (1)   PRICE (1)       FEE
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Common Stock, $.10 par value...  600,000     $13.75   $8,250,000   $2,500.00
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(1) Estimated solely for the purpose of computing the registration fee and computed in accordance with Rule 457(h) based upon the price of securities of the same class as reported on The Nasdaq Stock Market's National Market on November 18, 1996.

                              INCORPORATION BY REFERENCE

    The contents of the Registration Statement on Form S-8 relating to the 1993 Stock Compensation Plan of Clayton Williams Energy, Inc. filed on August 31, 1993, file number 33-68318, as amended by Post-Effective Amendment No. 1 to Form S-8 Registration Statement filed September 12, 1996, are incorporated herein by reference.

ITEM 8.  EXHIBITS.

Exhibit No.                  Description of Exhibits
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5.1*   Opinion of Cotton, Bledsoe, Tighe & Dawson, a Professional Corporation.

10.1** 1993 Stock Compensation Plan of Clayton Williams Energy, Inc., filed as an exhibit to Form S-8 Registration Statement, Registration
       No. 33-68318.

10.2** First Amendment to 1993 Stock Compensation Plan, filed as an exhibit to the Company's 10-K for the year ended December 31, 1995.

10.3*  Second Amendment to 1993 Stock Compensation Plan.

23.1* Consent of Cotton, Bledsoe, Tighe & Dawson, a Professional Corporation (such consent is included in the Opinion filed as Exhibit 5.1 to this Registration Statement).

23.2*  Consent of Arthur Andersen LLP.

23.3*  Consent of Williamson Petroleum Consultants, Inc.

24.1** Power of Attorney, filed as an exhibit to Form S-8 Registration
       Statement, Registration No. 33-68318.

24.2** Certified copy of resolution of Board of Directors of Clayton Williams
       Energy, Inc. authorizing signature pursuant to Power of Attorney, filed as an exhibit to Form S-8 Registration Statement, Registration
       No. 33-68318.

--------------------

*   Filed herewith.

**  This exhibit is incorporated by reference to the filing indicated.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Form S-8 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Midland, State of Texas, on November 22, 1996.

                             CLAYTON WILLIAMS ENERGY, INC.
                             (Registrant)



                             By:  /s/ L. PAUL LATHAM
                                ------------------------------------
                                  L. Paul Latham,
                                  Executive Vice President and
                                  Chief Operating Officer


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


         SIGNATURE                          TITLE                        DATE
--------------------------    ----------------------------------  -------------------
/s/CLAYTON W. WILLIAMS, JR.*   Chairman of the Board, President,   November 22, 1996
--------------------------      Chief Executive Officer and
   Clayton W. Williams, Jr.     Director

/s/L. PAUL LATHAM              Executive Vice President, Chief     November 22, 1996
--------------------------      Operating Officer and Director
   L. Paul Latham

/s/MEL G. RIGGS*               Senior Vice President-Finance,      November 22, 1996
--------------------------      Secretary, Treasurer, Chief
   Mel G. Riggs                 Financial Officer and Director

/s/STANLEY S. BEARD*           Director                            November 22, 1996
--------------------------
   Stanley S. Beard

/s/WILLIAM P. CLEMENTS, JR.*   Director                            November 22, 1996
--------------------------
   William P. Clement, Jr.

                                       4

         SIGNATURE                          TITLE                        DATE
--------------------------    ----------------------------------  -------------------
/s/ROBERT L. PARKER*           Director                      November 22, 1996
--------------------------
   Robert L. Parker

*By:/s/L. PAUL LATHAM
--------------------------
       L. Paul Latham,
      Attorney-in-Fact

                                  INDEX TO EXHIBITS


Exhibit No.                  Description of Exhibits
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5.1*    Opinion of Cotton, Bledsoe, Tighe & Dawson, a Professional
        Corporation.

10.1** 1993 Stock Compensation Plan of Clayton Williams Energy, Inc., filed as an exhibit to Form S-8 Registration Statement, Registration
        No. 33-68318.

10.2** First Amendment to 1993 Stock Compensation Plan, filed as an exhibit to the Company's 10-K for the year ended December 31, 1995.

10.3*   Second Amendment to 1993 Stock Compensation Plan.

23.1* Consent of Cotton, Bledsoe, Tighe & Dawson, a Professional Corporation (such consent is included in the Opinion filed as Exhibit
        5.1 to this Registration Statement).

23.2*   Consent of Arthur Andersen LLP.

23.3*   Consent of Williamson Petroleum Consultants, Inc.

24.1** Power of Attorney, filed as an exhibit to Form S-8 Registration Statement, Registration No. 33-68318.

24.2** Certified copy of resolution of Board of Directors of Clayton Williams Energy, Inc. authorizing signature pursuant to Power of Attorney, filed as an exhibit to Form S-8 Registration Statement, Registration No. 33-68318.

--------------------

*   Filed herewith.

**  This exhibit is incorporated by reference to the filing indicated.